                                                                    EXHIBIT 10.3




                  SECURITY AGREEMENT AND MORTGAGE - TRADEMARKS


         AGREEMENT, dated as of March 25, 1998, between MACKINTOSH OF NEW ENGLAND, CO., a Delaware corporation (the "Grantor") having an office at 1373 Broad Street, 3rd Floor, Clifton, New Jersey 07013, and THE CHASE MANHATTAN BANK having an office at 111 W 40th Street, New York, N.Y. 10018 (the "Agent") as Agent for the Lenders signatory to the Credit Agreement as hereinafter defined.

                                    RECITALS

         A. The Grantor has acquired and is the owner of the terms and designs described in Schedule A annexed hereto and made a part hereof;

         B. As a post closing condition to the continued extension of credit to the Borrowers pursuant to the Fourth Amendment and Waiver to Second Amended and Restated Credit Agreement and Guaranty dated as of March 25, 1998 in respect of that certain Second Amended and Restated Credit Agreement and Guaranty dated as of March 24, 1997 (as amended, supplemented or restated from time to time, the "Credit Agreement") among BISCAYNE APPAREL, INC., BISCAYNE APPAREL INTERNATIONAL, INC., MACKINTOSH OF NEW ENGLAND CO., M & L INTERNATIONAL, INC. and the Agent and the Lenders signatory thereof, the execution and delivery hereof by the Grantor is required;

         NOW, THEREFORE IT IS AGREED that, for and in consideration of the loans and advances to be made under the Credit Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, and as collateral security for the full and prompt payment and performance of all Obligations (as hereinafter defined), the Grantor does hereby mortgage to and pledge with Agent, and grant to Agent for the ratable benefit of the Lenders, a security interest in, all of its right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of the Trademarks, all customer lists and other records of the Grantor relating to the distribution of products bearing the Trademarks described in Schedule A;
(ii) any claims by the Grantor against third parties for infringement of the Trademarks; and (iii) any and all proceeds of the foregoing, (collectively, the "Collateral").

         1. DEFINITIONS: Terms defined in the Credit Agreement and not otherwise defined herein, shall have the meaning set forth in the Credit Agreement. As used in this Agreement, unless the context otherwise requires:

         "OBLIGATIONS" shall mean all now existing and future obligations of Grantor to Agent and the Lenders of every kind and description, direct or indirect, absolute or contingent, whether arising under the Credit Agreement, this Agreement or any other Facility Document, as that term is defined in the Credit Agreement and all extensions, renewals, refundings, replacements and modifications of the foregoing.

         "TRADEMARKS" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Grantor, including but not limited to, those described in Schedule A annexed hereto and made a part hereof, and (ii) all reissues, extensions or renewals thereof and all licenses thereof.

         2. REPRESENTATIONS AND COVENANTS: The Grantor hereby represents, warrants, covenants and agrees as follows:

         (a) The Grantor has good and valid title free and clear of all liens to the Trademarks registered in the United States for the goods and services covered by the registrations thereof and such registrations are valid and subsisting and in full force and effect.

         (b) The Grantor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of Exhibit 1 hereof, requested by Agent at any time to evidence, perfect, maintain, record and enforce Agent's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and the Grantor hereby authorizes Agent to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Collateral signed only by Agent.

         (c) Except to the extent that Agent, upon prior written notice from the Grantor, shall consent (which consent shall not unreasonably be withheld), the Grantor (either itself or through licensees) will continue to use the Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force free from any claim of abandonment for nonuse and the Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

         (d) The Grantor will promptly pay Agent for any and all sums, costs, and expenses which Agent may pay or incur pursuant to the provisions of this Agreement or in enforcing the Obligations, the Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel and reasonable attorneys' fees, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand.

         (e) In no event shall the Grantor, either itself or through an agent, employee, licensee or designee, (i) file an application for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or
(ii) file any assignment of any trademark, which the Grantor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless the Grantor shall, on or prior to the date of such filing, notify Agent thereof, and, upon request of Agent, execute and deliver any and all assignments, agreements, instruments, documents and papers as Agent may request to evidence Agent's interest in such trademark and the goodwill and general intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby constitutes Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full. Any Trademark acquired by Grantor whether or not the Grantor complies with clause (ii) hereof shall be included in the Collateral.

         (f) The Grantor has the right and power to make the assignment and to grant the security interest herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except in favor of Agent, and to the best knowledge of Grantor none of the Collateral is subject to any claim.

         (g) Except to the extent that Agent, upon prior written notice from the Grantor, shall consent (which consent shall not unreasonably be withheld), the Grantor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by Agent to any such action except as expressly permitted herein.

         (h) As of the date hereof neither the Grantor nor any affiliate or subsidiary of (collectively the "Affiliates") owns any Trademarks or has any Trademarks registered in or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, other than those described in Schedule A hereto.

         (i) The Grantor will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraph 2(c) hereof).

         (j) The Grantor assumes all responsibility and liability arising from the use of the Trademarks and the Grantor hereby indemnifies and holds Agent and the Lenders harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by the Grantor or any Affiliate in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by the Grantor or any Affiliate. The Grantor agrees that the Agent and the Lenders do not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by the Grantor, and the Grantor hereby agrees to indemnify and hold Agent and the Lenders harmless with respect to any and all claims by any person relating thereto. The provisions of this subparagraph (j) shall survive the termination of this Agreement.
                                       3

         (k) Agent may, in its sole discretion, pay any amount or do any act required of the Grantor hereunder or requested by Agent to preserve, defend, maintain, record or enforce the Grantor's obligations contained herein, the Obligations, the Collateral, or the right, title and interest granted Agent herein, and which the Grantor fails to do or pay, and any such payment shall be deemed an advance by Agent to the Grantor and shall be payable on demand together with interest at the highest rate then payable on the Obligations and shall be added to the Obligations.

         (l) The Grantor agrees that if it, or any Affiliate, learns of any use by any person of any term or design likely to cause confusion with the Trademarks, it shall promptly notify Agent of such use and, if requested by Agent, shall join with Agent, at the Grantor's expense, in such action as Agent, in its reasonable discretion, may deem advisable for the protection of Agent's interest in and on the Trademarks.

         (m) All licenses of the Trademarks which the Grantor has granted to third parties are set forth in Schedule B hereto.

         3. EVENTS OF DEFAULT AND REMEDIES: Upon the occurrence of an Event of Default (as defined in the Credit Agreement), in addition to all other rights and remedies of Agent, whether under law, the Credit Agreement or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, the Grantor, Agent shall have the following rights and remedies: (a) upon seven (7) days' prior notice from Agent, the Grantor shall not make any further use of the Trademarks or any mark similar thereto for any purpose; (b) Agent may, at any time and from time to time, upon seven (7) days' prior notice to the Grantor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks, throughout the world for such term of terms, on such conditions, and in such manner, as Agent shall in its sole discretion determine; (c) Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and the Grantor hereby releases Agent from, and agrees to hold Agent free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement; (d) Agent may, at any time and from time to time, upon seven (7) days' prior notice to the Grantor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or dispos3.ab ition which Agent shall, in its sole discretion, deem appropriate or proper; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(d) hereof, Agent may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 4 hereof (such authority becoming effective on the occurrence or continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of the Grantor, one or more instruments of assignment of the Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. The Grantor agrees to pay when due all reasonable costs incurred in any such transfer of the Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. Agent may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by Agent, and then to the Obligations, in such order as provided in the Credit Agreement; and the Grantor shall remain liable and will pay Agent on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring Agent to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, the Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks are used, and its customer lists and other records relating to the Trademarks and to the distribution of said products, to Agent or its designee.

         4. POWER OF ATTORNEY: Concurrently with the execution and delivery hereof, the Grantor is executing and delivering to Agent, in the form of Exhibit 2 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks pursuant to paragraphs 3(d) and (e) hereof and the Grantor hereby releases Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by Agent or its representatives under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of Agent finally declared by a court of competent jurisdiction.

         5. GOVERNING LAW: JURISDICTION, WAIVER OF JURY, ETC.: No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and executed by the party to be charged. The execution and delivery of this Agreement has been authorized by the Board of Directors of the Grantor and by any necessary vote or consent of stockholders thereof. This Agreement shall be binding upon the successors, assigns or other legal representatives of the Grantor, and shall, together with the rights and remedies of Agent inure to the benefit of Agent and the Lenders, their successors, assigns or other legal representatives. This Agreement, the Obligations and the Collateral shall be governed in all respects by the internal laws of the United States and the internal laws of the State of New York. The Grantor hereby submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York and the federal courts of the United States of America located in such State in any action or proceeding arising under this Agreement and each hereby waive trial by jury. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

         6. MISCELLANEOUS: (a) Any failure or delay by Agent to require strict performance by Grantor of any of the provisions, warranties terms, and conditions contained herein or in any other agreement, document, or instrument, shall not affect Agent's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions, and terms contained herein or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of Agent, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of Agent and directed to Grantor, specifying such waiver.

         (b) All notices requests and demands to or upon the respective parties hereto shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telecopier, immediately upon sending; if by any overnight delivery service, one day after dispatch; and if mailed by certified mail, return receipt requested, two (2) days after mailing. All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

                 If to Grantor:   Mackintosh of New England, Co.
                                  1373 Broad Street, 3rd Floor
                                  Clifton, New Jersey 07013

                                  Attention:  Peter Vandenberg, Jr., President

                 If to Agent:     The Chase Manhattan Bank
                                  111 W 40th Street - 10th Floor
                                  New York, New York 10018

                                  Attention: Textile and Apparel

         (c) In the event any term or provision of this Agreement conflicts with any term or provision of the Credit Agreement, the term or provision of the Credit Agreement shall control.

         (d) In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

         C. IN WITNESS WHEREOF, the Grantor and Agent have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                        MACKINTOSH OF NEW ENGLAND, CO.
                                        AS GRANTOR

                                        By: /s/ Peter Vandenberg, Jr.
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------


                                        THE CHASE MANHATTAN BANK,
                                        AS AGENT

                                        By:
                                           -------------------------------------
                                        Title: Vice President
                                              ----------------------------------

                        SCHEDULE A TO SECURITY AGREEMENT

                         MACKINTOSH OF NEW ENGLAND, CO.

                                   TRADEMARKS


----------------------------------------------------------------------------------------------------------------
                                                                                          REGISTRATION NO./
TRADEMARK                             JURISDICTION            FILED/REG. DATE               APPLICATION NO.
---------                             ------------            ---------------             -----------------
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            USPTO                   10/24/89                        1,562,284
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            USPTO                   3/8/77                          1,060,825
----------------------------------------------------------------------------------------------------------------
KAOS                                  USPTO                   6/15/82                         1,197,990
----------------------------------------------------------------------------------------------------------------
KAOS                                  USPTO                   5/14/86                         1,419,300
----------------------------------------------------------------------------------------------------------------
KAOTIC                                USPTO                   1/13/98                         2,128,671
----------------------------------------------------------------------------------------------------------------
THE KIDS ANDY JOHNS (STYLIZED)        USPTO                   3/11/97                         2,045,161
----------------------------------------------------------------------------------------------------------------
ALL OUTDOORS                          USPTO                   9/13/77                         1,073,221
----------------------------------------------------------------------------------------------------------------
VESTCOAT & DESIGN                     USPTO                   7/14/87                         1,447,591
----------------------------------------------------------------------------------------------------------------
CHAS. MACKINTOSH & CO. LTD. & DESIGN  USPTO                   5/26/42                           395,402
----------------------------------------------------------------------------------------------------------------
THE KIDS ANDY JOHNS (STYLIZED)        USPTO                   4/4/95                         74/656,057
----------------------------------------------------------------------------------------------------------------
MACKINTOSH NEW ENGLAND                USPTO                   10/16/92                       74/322,876
----------------------------------------------------------------------------------------------------------------
MACKINTOSH NEW ENGLAND                USPTO                   10/16/92                       74/322,866
----------------------------------------------------------------------------------------------------------------
MACKINTOSHSPORT                       USPTO                   1/29/97                        75/232,744
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            BENELUX                 6/27/91                           503,769
----------------------------------------------------------------------------------------------------------------
KAOS                                  BENELUX                 6/27/91                           503,770
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            CANADA                  6/8/90                            369,160
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            CHINA                   8/7/96                            861,735
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            FRANCE                  6/14/91                         1,671,502
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
KAOS                                  FRANCE                  6/14/91                         1,671,501
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            HONG KONG               8/15/86                             2,379
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            ITALY                   6/21/91                           609,961
----------------------------------------------------------------------------------------------------------------
KAOS                                  ITALY                   6/21/91                           609,962
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            JAPAN                   2/21/89                         2,111,988
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            KOREA                   12/1/87                           147,892
----------------------------------------------------------------------------------------------------------------
KAOS                                  SWEDEN                  4/22/94                           257,349
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            SWITZERLAND             6/19/91                           392,406
----------------------------------------------------------------------------------------------------------------
KAOS                                  SWITZERLAND             6/19/91                           392,407
----------------------------------------------------------------------------------------------------------------
ANDY JOHNS                            UNITED KINGDOM          6/24/94                         1,576,324
----------------------------------------------------------------------------------------------------------------

                        SCHEDULE B TO SECURITY AGREEMENT

                         MACKINTOSH OF NEW ENGLAND, CO.

                                    LICENSES


         NONE

                                                                       EXHIBIT 1
                                                           TO SECURITY AGREEMENT

                             ASSIGNMENT FOR SECURITY
                                  (TRADEMARKS)

         WHEREAS, MACKINTOSH OF NEW ENGLAND, CO., a Delaware corporation (herein referred to as "Assignor"), has adopted, used and is using the trademarks listed on the annexed Schedule A, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks");

         WHEREAS, Assignor is obligated under the continued extension of credit to the Borrowers pursuant to the Second Amended and Restated Credit Agreement and Guaranty dated as of March 24, 1997 (as amended, supplemented or restated from time to time) among it and the Lenders signatory thereto and THE CHASE MANHATTAN BANK, as Agent for the Lenders signatory thereto (herein referred to as "Assignee"), and has entered into a Security Agreement and Mortgage-Trademarks (the "Agreement") in favor of Assignee; and

         WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations hereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations, as defined in the Agreement;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Obligations.

         Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

         Assignee's address is 111 W 40th Street - 10th Floor, New York, NY
10018.

         IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the 25th day of March, 1998.

                                        MACKINTOSH OF NEW ENGLAND, CO.


                                        By:  /s/ Peter Vandenberg
                                           -----------------------------------

                                        Name:   Peter Vandenberg
                                             ---------------------------------

                                        Title:  President
                                              --------------------------------

                SCHEDULE A TO ASSIGNMENT FOR SECURITY TRADEMARKS

                         MACKINTOSH OF NEW ENGLAND, CO.


------------------------------------------------------------------------------------------------------------------
MARK                               REGISTRATION DATE                         REGISTRATION NO.
----                               -----------------                         ----------------
------------------------------------------------------------------------------------------------------------------
Andy Johns                              10/24/89                                 1,562,284
------------------------------------------------------------------------------------------------------------------
Andy Johns                              3/8/77                                   1,060,825
------------------------------------------------------------------------------------------------------------------
Kaos                                    6/15/82                                  1,197,990
------------------------------------------------------------------------------------------------------------------
Kaos                                    5/14/86                                  1,419,300
------------------------------------------------------------------------------------------------------------------
Kaotic                                  1/13/98                                  2,128,671
------------------------------------------------------------------------------------------------------------------
The Kids Andy Johns (Stylized)          3/11/97                                  2,045,161
------------------------------------------------------------------------------------------------------------------
All Outdoors                            9/13/77                                  1,073,221
------------------------------------------------------------------------------------------------------------------
Vestcoat & Design                       7/14/87                                  1,447,591
------------------------------------------------------------------------------------------------------------------
Chas. Mackintosh & Co. Ltd. & Design    5/26/42                                    395,402
------------------------------------------------------------------------------------------------------------------
The Kids Andy Johns (Stylized)          4/4/95                                  74/656,057
------------------------------------------------------------------------------------------------------------------
AJ Sport                                5/22/97                                 75/296,362
------------------------------------------------------------------------------------------------------------------
Judy Simon                              12/18/97                                75/408,011
------------------------------------------------------------------------------------------------------------------
Mackintosh New England                  10/16/92                                74/322,876
------------------------------------------------------------------------------------------------------------------
Mackintosh New England                  10/16/92                                74/322,866
------------------------------------------------------------------------------------------------------------------
Mackintoshsport                         1/29/97                                 75/232,744
------------------------------------------------------------------------------------------------------------------


STATE OF NEW YORK     )
                      )  ss:
COUNTY OF NEW YORK    )


         On this 28th day of May, 1998, before me personally came Peter Vandenberg, Jr., to me known, who stated that he is the President of MACKINTOSH OF NEW ENGLAND, CO., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                               /s/ Judith Ann Maioran
                                              ---------------------------------
                                              Notary Public

Exhibit 2 to Security Agreement

                            SPECIAL POWER OF ATTORNEY


STATE OF NEW YORK     )
                      )  ss:
COUNTY OF NEW YORK    )


         KNOW ALL MEN BY THESE PRESENTS, THAT MACKINTOSH OF NEW ENGLAND, CO., a Delaware Corporation with its principal office at 1373 Broad Street, 3rd Floor, Clifton, New Jersey 07013 (hereinafter called "Assignor") hereby appoints and constitutes THE CHASE MANHATTAN BANK, (hereinafter called "Assignee"), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

         1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

         2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

         This power of attorney is made pursuant to a Security Agreement and Mortgage-Trademarks, dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of paragraphs 3(d) and (e) thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such Security Agreement and Mortgage-Trademarks.

Dated: May 28, 1998
       ------------

[Corporate Seal]                        MACKINTOSH OF NEW ENGLAND, CO.


                                        By:  /s/ Peter Vandenberg
                                           -----------------------------------

                                        Name:   Peter Vandenberg
                                             ---------------------------------

                                        Title:  President
                                              --------------------------------

STATE OF NEW YORK   )
                    )  ss:
COUNTY OF NEW YORK  )

         On this 28th day of May 1998 before me personally appeared Peter Vandenberg, to me known who being by me duly sworn, did depose and say that he resides at __________ and that he is President of MACKINTOSH OF NEW ENGLAND, CO., the Delaware corporation described in and which executed the foregoing instrument; and that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that is was affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation, and that he signed his name thereto pursuant to such authority.




                                          /s/ Judith Ann Maioran
                                        ---------------------------------
                                        Notary Public




                                                 Judith Ann Maioran
                                             Notary Public of New Jersey
                                         My Commission Expires Oct. 11, 2001